UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 1a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cymer, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 21, 2009

CYMER, INC.

17075 THORNMINT COURT
SAN DIEGO, CA 92127

Meeting Information

Meeting Type:	Annual Meeting of Stockholders

For Stockholders as of:	3/23/09

Date:	5/21/2009	Time:	10:00 a.m. PDT

Location:	Cymer, Inc.
17075 Thornmint Court
San Diego, CA 92127

Meeting Directions: Please visit www.cymer.com/about locations.htm and click on “directions”

You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           ANNUAL REPORT TO STOCKHOLDERS            FORM OF PROXY

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*         If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/06/09.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you are a stockholder of record, to vote in person come to the Annual Meeting and we will give you a ballot when you arrive. If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, and you wish to vote in person, you must obtain a valid proxy from the organization that holds your shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2009.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Please see the Notice and Proxy Statement for more details about how to vote.

Voting Items

The Board of Directors recommends a vote FOR all nominees.

1.               Election of eight nominees listed below to serve as directors until the 2010 Annual Meeting of Stockholders.

Nominees:

01)   Charles J. Abbe

02)   Robert P. Akins

03)   Edward H. Braun

04)   Michael R. Gaulke

05)   William G. Oldham

06)   Peter J. Simone

07)   Young K. Sohn

08)   Jon D. Tompkins

The Board of Directors recommends a vote FOR Proposals 2 and 3.

2.               To approve an amendment to our 2005 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,250,000 shares.

3.               Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.